Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 4, 2013, between Asia Entertainment & Resources Ltd., a Cayman Islands company (the “Company”), and each of the investors set forth on Exhibit A hereto (each, an “Investor” and collectively, the “Investors”).

This Agreement is made pursuant to that certain Standby Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, between the Company and the Investors.

The parties accordingly agree as follows:

ARTICLE I
DEFINITIONS.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

1.1 “Commission” means the Securities and Exchange Commission.

1.2 “Company” is defined in the Preamble.

1.3 “Demand Notice” is defined in Section 2.1.

1.4 “Effective Date” means the date on which the Commission declares a Registration Statement effective.

1.5 “Effectiveness Deadline” means a date no later than ninety (90) days following the Filing Deadline.

1.6 “Effectiveness Period” means the period commencing on the Effective Date and ending on the earlier of the date when all of the Registrable Securities covered by such Registration Statement have been sold or otherwise no longer meet the definition of Registrable Securities.

1.7 “Event” is defined in Section 2.4.

1.8 “Event Date” is defined in Section 2.4.

1.9 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

1.10 “Filing Deadline” means a date no later than sixty (60) days following the date of the Demand Notice.

1.11 “Holder” or “Holders” means each Investor and any other person holding Registrable Securities or any of their respective affiliates or transferees to the extent any of them hold Registrable Securities, other than those purchasing Registrable Securities in a market transaction.

1.12 “Indemnified Party” is defined in Section 6.3.

1.13 “Indemnifying Party” is defined in Section 6.3.

1.14 “Ordinary Shares” means ordinary shares of the Company, par value $0.0001 per share.

1.15 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

1.16 “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

1.17 “Purchase Agreement” is defined in the Preamble.

1.18 “Registrable Securities” means the (i) Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that any of the foregoing securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to an effective Registration Statement (b) a sale pursuant to Rule 144 (in which case, only such security sold shall cease to be a Registrable Security); or (C) eligibility for sale without current public information requirements and volume or manner of sale restrictions pursuant to Rule 144.

1.19 “Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement. Notwithstanding the foregoing, Registration Statement excludes a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity.

1.20 “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

1.21 “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

1.22 “Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

1.23 “Shares” means the Ordinary Shares issued pursuant to the Purchase Agreement.

1.24 “Trading Market” means any of the NASD Over The Counter Bulletin Board, NASDAQ Capital Market, the NASDAQ Global Market, the American Stock Exchange or the New York Stock Exchange.

ARTICLE II
DEMAND REGISTRATION.

2.1 Demand Notice.

(a) At any time and from time to time on or after July 1, 2013, the Investors holding a majority-in-interest of the Registrable Securities may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Notice”). A Demand Notice shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all Holders of the demand, and each Holder who wishes to include all or a portion of its Registrable Securities in the Registration Statement shall so notify the Company within five (5) days after the receipt by the Holder of the Company’s notice and shall be entitled to have such Holder’s Registrable Securities included in the Registration Statement, subject to Section 2.3 and the provisos set forth in Section 2.1(b). The Company shall not be obligated to effect more than an aggregate of one (1) registration under this Section 2.1.

(b) Notwithstanding the provisions of Section 2.1(a), the Company shall not be obligated to take any action to effect a registration following receipt of a Demand Notice:

(i) If the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the board of directors of the Company it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, in which case the Filing Deadline and the Effectiveness Deadline shall be extended for a period not to exceed one hundred eighty (180) days.

(ii) During the period starting with the date thirty (30) days prior to the Company’s estimated date of filing of, and ending on the date three months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities on Form F-4, S-4 or S-8), provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective; or

(iii) If a Registration Statement pursuant to this Section 2.1 has been declared effective and remains effective.

2.2 Registration.  In case the Company shall receive a Demand Notice, the Company shall, on or prior to the Filing Deadline, prepare and file with the Commission a Registration Statement covering the Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement shall be on Form F-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form F-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in no event later than the Effectiveness Deadline, and to remain effective continuously throughout the Effectiveness Period. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) business day of the Effective Date. The Company shall, by 9:30 a.m. New York City time on the first business day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b) of the Securities Act. Notwithstanding the registration obligations set forth in this Article 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof, (ii) use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission and/or (iii) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form F-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

2.3 Selling Stockholder Questionnaire.  Each Holder desiring to have its Registrable Securities included in a Registration Statement under this Article II agrees to furnish to the Company a completed selling stockholder questionnaire in the form attached as Schedule 2.3 (the “Selling Stockholder Questionnaire”) at least ten (10) business days prior to the Filing Deadline. The Company shall notify a Holder if it requires additional information from that Holder other than the information contained in the Selling Stockholder Questionnaire, which additional information shall be completed and delivered to the Company promptly following such request. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2.3 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

2.4 Material Non-Public Information.  Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of sixty (60) days (each Grace Period complying with this provision being an “Allowable Grace Period”). In the event the Company does disclose the content of such material non-public information that is the subject of subpart (i) above to any Holder without its consent, the Company shall make public disclosure of such material nonpublic information within two (2) Trading Days of such disclosure and no Grace Period shall apply. For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

ARTICLE III
COMPANY REGISTRATION

3.1 Notice of Registration.  If at any time or from time to time the Company shall determine to register any of its Ordinary Shares exclusively for cash, either for its own account or the account of security holders, other than (i) a registration on Form S-8 or otherwise relating solely to employee benefit plans, (ii) a registration on Form F-4 or S-4, (iii) a registration on any other form which does not permit secondary sales, or (iv) a registration on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, the Company shall:

(a) promptly give to each Holder written notice thereof; and

(b) except as set forth in Section 4.2, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all Registrable Securities as are specified in a written request or requests, actually received by the Company within 20 days after receipt of such written notice from the Company, by any Holder.

3.2 Underwritten Offerings.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1. In such event the right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. The foregoing shall include, without limitation, such powers of attorney and escrow agreements as the underwriters may require.

Notwithstanding any other provision of Article III, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration, it being understood that the shares proposed to sold by the Company in such underwriting shall be given priority and shall not be subject to any such limitation vis-a-vis the Registrable Securities. The Company shall so advise all Holders and other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and such other holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

The Registrable Securities so excluded or withdrawn shall also be excluded or withdrawn from registration, and neither such Registrable Securities nor any securities convertible into or exchangeable or exercisable for Ordinary Shares shall be sold in any public sale or other distribution, without the prior written consent of the Company or such underwriters, for such period of time before and after (not to exceed thirty (30) days before and one hundred eighty (180) days after) the effective date of the registration statement relating thereto as the underwriters may require.

3.3 Company Termination of Registration.  The Company reserves the right to terminate any registration under this Article III at any time and for any reason without liability to any Holder.

ARTICLE IV
Registration Procedures

4.1 Registration Procedures.  If and whenever the Company is required by the provisions of Articles II or III hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and the Investors shall have the opportunity to object to any information pertaining to itself that is contained therein and the Company will make the corrections reasonably requested by the Investors with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c) furnish to the Investors such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus and any amendments and supplements to the Registration Statement and the Prospectus) and such other documents as the Investors reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d) use its commercially reasonable efforts to register or qualify the Investors’ Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Investors may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the disposition in such jurisdiction of the Registrable Securities, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Ordinary Shares are then listed and, if the Ordinary Shares are not then listed, list the Registrable Securities on Nasdaq or a national securities exchange selected by the Company;

(f) immediately notify the Investors at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Investors, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading;

(g) make available for inspection by the Investors and any attorney, accountant or other agent retained by the Investors, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Investors;

(h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(i) if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement, letters from the Company’s independent certified public accountants addressed to the Investors (unless the Investors do not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be; and

(j) at all times after the Company has filed a Registration Statement with the SEC pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and take such further action as the Investors may reasonably request, all to the extent required to enable the Investors to be eligible to sell Registrable Securities pursuant to Rule 144 (or any similar rule then in effect).

ARTICLE V
REGISTRATION EXPENSES.

5.1 Registration Expenses.  All expenses relating to the Company’s compliance with Articles II and III hereof, including, without limitation, all registration, filing and listing application fees, costs of distributing any prospectuses and supplements thereto, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, transfer taxes and fees of transfer agents and registrars (collectively, the “Registration Expenses”) shall be borne by the Company. The obligation of the Company to bear the Registration Expenses shall apply irrespective of whether a registration, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur. Notwithstanding the foregoing, if because of the allocation of Registration Expenses set forth above, the Company is unable to register or qualify its securities under the “blue sky” or state securities laws of any jurisdiction in which the Company had originally intended to register or qualify its securities, the Holders shall bear all incremental expenses of such registration attributable to such inability.

5.2 Selling Expenses.  All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, and any fees and disbursements of any counsel to the Holders beyond those included in Registration Expenses (collectively, the “Selling Expenses.” shall be borne by the Holders.

ARTICLE VI
INDEMNIFICATION.

6.1 Company Indemnification.  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder, and its officers, directors and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable “blue sky” laws, and shall reimburse such Holder, and each such person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by or on behalf of a Holder specifically for use in any such document.

6.2 Holder Indemnification.  Each Holder of Registrable Securities included in a Registration Statement pursuant to this Agreement shall indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Investors to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that a Holder shall be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Holder specifically for use in any such document. Notwithstanding the provisions of this paragraph, a Holder shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Holder in respect of Registrable Securities in connection with any such registration under the Securities Act.

6.3 Indemnification Procedures.  Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 6.3 and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 6.3 if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 6.3 for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel; provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

6.4 Contribution.  In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) a Holder, or any officer, director or controlling person of a Holder, makes a claim for indemnification pursuant to this Section 6.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Investors or such officer, director or controlling person of such Investor in circumstances for which indemnification is provided under this Section 6.4; then, and in each such case, the Company and the Investors shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Investors are responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Investors shall not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

6.5 Survival.  The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

ARTICLE VII
MISCELLANEOUS.

7.1 Compliance.  Each Holder covenants and agrees that it shall comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

7.2 Discontinued Disposition.  Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder shall forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this Section 7.2. For purposes of this Agreement, a “Discontinuation Event” shall mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.3 Piggy-Back Registrations.  If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form F-4, S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) promulgated by the Commission pursuant to the Securities Act or that are the subject of a then effective Registration Statement.

7.4 Entire Agreement.  This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof. No provision of this Agreement may be explained or qualified by any prior or contemporaneous understanding, negotiation, discussion, conduct, or course of conduct or by any trade usage, and, except as otherwise expressly stated herein, there is no condition precedent to the effectiveness of any provision hereof. No party has relied on any representation, warranty, or agreement of any person in entering this Agreement, except those expressly stated herein.

7.5 Counterparts; Facsimile Signatures.  This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

7.6 Amendments; Waivers; Remedies.

(a) This Agreement cannot be amended, except by a writing signed by each party, or terminated orally or by course of conduct. No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(b) Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c) Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

(d) Notwithstanding anything else contained herein, neither shall any party seek, nor shall any party be liable for, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

7.7 Notices.  Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: if by hand or recognized courier service, by 4:00PM on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; if by fax, on the date that transmission is confirmed electronically, if by 4:00PM on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or five days after mailing by certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

To Company, at:

Asia Entertainment & Resources Ltd.
Unit 605, East Town Building
16 Fenwick Street
Wanchai, Hong Kong
Phone: 852-2111-9220
Facsimile: 852-2110-9420
Attention: Raymond Li, Chief Financial Officer

with a copy (not constituting notice) to

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Facsimile: (212) 407-4000
Attention: Mitchell S. Nussbaum

To Investors at

To the address set forth on Exhibit A hereto.

To any other Person who is then the registered Holder at the address of such Holder as it appears in the stock transfer books of the Company

7.8 Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. This Agreement shall be subject to the exclusive jurisdiction of the State and Federal courts sitting in New York County, New York.

7.9 Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

7.10 Further Assurances.  Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

[Balance of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ASIA ENTERTAINMENT & RESOURCES LTD.

By:	/s/ Leong Siak Hung Name: Leong Siak Hung Title: Chief Executive Officer

INVESTORS

/s/ Lam Man Pou

Lam Man Pou

/s/ Lam Chou In

Lam Chou In

/s/ Vong Hon Kun

Vong Hon Kun

/s/ Zheng An Ting

Zheng An Ting

/s/ So Kam Tai

So Kam Tai

/s/ Au Chun Yin

Au Chun Yin

/s/ Chan Fok Hoi

Chan Fok Hoi

/s/ Chan Kai Ian

Chan Kai Ian

/s/ Sin Kam Chan

Sin Kam Chan

/s/ Leong Wai Meng

Leong Wai Meng

/s/ Cheung Mee Mo

Cheung Mee Mo

Exhibit A

Lam Man Pou

Lam Chou In

Vong Hon Kun

Zheng An Ting

So Kam Tai

Au Chun Yin

Chan Fok Hoi

Chan Kai Ian

Sin Kam Chan

Leong Wai Meng

Cheung Mee Mo

Schedule 2.3

Selling Stockholder Questionnaire